SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 25, 2004

                             COLUMBIA BAKERIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEVADA                       0-26701                  88-040687
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
       INCORPORATION)                                       IDENTIFICATION NO.)



                               319 CLEMATIS STREET
                                    SUITE 526
                            WEST PALM BEACH FL 33401
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (561) 366-9211
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                 294 VALLEY ROAD, MIDDLETOWN, RHODE ISLAND 02842
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Beckstead and Watts, LLP audited the year ended December 31, 2002 and reviewed the quarterly Form 10Q filings through September 30, 2003, and the Sole Proprietorship of G. Brad Beckstead, CPA audited the years ended 1999, 2000, and 2001. Such financial statements accompanied our Form 10-KSB for the year ended December 31, 2002 and were filed with the Securities and Exchange Commission on May 19, 2003. The report of Beckstead and Watts, LLP on such financial statements, dated May 14, 2003, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Our Board of Directors approved the dismissal of Beckstead and Watts, LLP on March 25, 2004.

Jewett Schwartz & Associates, Certified Public Accountants of Hollywood, Florida, were appointed by the Company on March 25, 2004 to audit our financial statements for the fiscal year ended December 31, 2003. During our two most recent fiscal years and the subsequent interim period preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted Jewett Schwartz & Associates regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Jewett Schwartz & Associates provided to the Company a written report or oral advice regarding such principles or audit opinion.

During our two most recent fiscal years and any subsequent interim period preceding the date of dismissal, there were no disagreements between Beckstead and Watts, LLP and the Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

We have provided Beckstead and Watts, LLP with a copy of the disclosure provided under this caption of this Report, and advised it to provide us with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Their response is filed with this Form 8-K as Exhibit 16.1.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

          (a)  Financial Statements

               None

          (c)  Exhibits

               16.1     Letter on change in certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned duly authorized.


                       COLUMBIA BAKERIES, INC.


                            /s/ C. Frank Speight
                                ----------------
                                C. Frank Speight
                                Principal Executive Officer

     Date:  March 25, 2004

EXHIBIT 16.1



March 25, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

The firm of Beckstead and Watts, LLP was previously principal accountant for Columbia Bakeries, Inc. (the "Company"). We have read the Company's statements included under Item 4 of its Form 8-K dated March 25, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statement that the change was approved by the Board of Directors or that Jewett Schwartz & Associates was not engaged regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

Very truly yours,

/s/ Beckstead and Watts, LLP
----------------------------
Beckstead and Watts, LLP

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